UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

Item 1. Report to Shareholders

Institutional Global Value Equity Fund	April 30, 2014

Highlights

  Global stocks posted good gains during the six months ended April 30, 2014.

  The Institutional Global Value Equity Fund gained 9.18% for the reporting period and outpaced the MSCI World Index.

  We remain focused on finding mispriced stocks that can generate cash and allocate capital effectively, or those that are experiencing short-term challenges that we believe can be fixed over time.

  Although improved economic and market conditions have contributed to higher valuations in many markets, we benefit from a massive universe of 3,000 to 4,000 companies in developed markets, as well as select emerging markets. With the help of the more than 100 analysts at T.Rowe Price, we continue to find mispriced stocks, many of them with healthy balance sheets, robust cash flow, and strong management.

The views and opinions in this report were current as of April 30, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Global Value Equity Fund

Dear Investor

Global stocks recorded good overall gains during the six months ended April 30, 2014. Buoyed by continuing monetary stimulus and a rebound in the global economy, investors bid up stocks despite slowing profit growth. Equities in developed European markets edged out their U.S. counterparts as the gains of several major currencies lifted returns to U.S. investors in dollar terms. Emerging markets were much weaker than developed markets, with China a notable laggard, and value stocks generally outperformed growth shares.

The Institutional Global Value Equity Fund posted strong gains for the reporting period, returning 9.18% for the six months ended April 30, 2014. As shown in the Performance Comparison table, the fund comfortably outpaced the MSCI World Index and its Lipper peer group average. Stocks in the information technology (IT), health care, and industrials and business services sectors recorded the largest gains and outperformed the broad global market by a wide margin. Our consumer staples holdings generated more modest gains, while our consumer discretionary stocks declined. Stock selection was particularly beneficial versus the MSCI World Index, but our sector weightings had minimal effect. We enjoyed strong results in North America and Europe, where stocks benefited from signs that the region’s economic recovery was gaining traction. Results in Japan were disappointing as investor optimism waned in the face of slow progress on structural economic reforms.

We seek stocks where the market (i) undervalues the company’s cash generation, (ii) fails to look beyond short-term cyclical challenges, or (iii) undervalues an asset due to temporary problems. Embracing controversy, being contrarian is at the heart of what we do. We intend to produce a well-diversified portfolio of risk-adjusted holdings while also maintaining a long-term orientation to allow us to fully exploit any valuation anomalies.

Market Environment

Developed market stocks generated strong overall returns during the six-month reporting period. In the U.S., technology-related shares helped to drive the broad market steadily higher through the last quarter of 2013 and into 2014. The Federal Reserve began to gradually reduce the monthly amounts of its asset purchases in January, a move that investors had expected and took in stride. Late in the period, however, concerns arose about the steep valuations of many of these technology companies, triggering some declines and higher volatility, particularly in technology-related sectors.

Europe led returns among non-U.S. developed markets over the past six months amid signs that the eurozone economy was beginning to emerge from the double-dip recession that it entered in 2011. Reduced emphasis on austerity measures in many countries contributed to improved growth, particularly in heavily indebted peripheral economies such as Greece, Spain, and Italy. Investors also reacted positively to a continued stream of monetary accommodation by the European Central Bank, which cut interest rates early in our reporting period in an attempt to stimulate growth. Near the end of the reporting period, the geopolitical tensions resulting from Russia’s annexation of the Crimean peninsula from Ukraine triggered selling in Russian and Ukrainian stocks and currencies but did not weigh heavily on developed European markets. On the corporate front, profitability showed some improvement as many European companies rationalized their business models and cut costs in response to slower growth over the past several years.

After posting strong gains early in 2013, Japanese equities declined for our reporting period. Although a series of fiscal and monetary reforms collectively known as “Abenomics”—named for Prime Minister Shinzo Abe—managed to jump-start the economy last year, investors were concerned about a lack of progress on a “third arrow” of more challenging structural reforms. A consumption tax increase at the end of our reporting period rolled back some of the positive effects of fiscal reforms and threatened to undermine consumer spending. Hong Kong barely edged into positive territory, hampered, in part, by slower growth in China. Singapore saw modest gains, as did Australia despite its exposure to moderating resource consumption in China.

Emerging markets declined overall for the six-month period. Stocks in China weakened considerably as the growth rate in the world’s second-largest economy fell more than many investors had anticipated. Since the adoption of its latest Five-Year Plan in 2011, China’s government has enacted policies to rebalance the economy away from its dependence on exports and infrastructure spending toward domestic consumption. More recently, policymakers have tried to discourage speculative lending and liberalize the country’s financial system without too much exposure of its significant underlying risks. Equities in Brazil also fell amid increased inflationary pressures, antibusiness government policies, and increased capital outflows, which were due, in part, to expectations of reduced global liquidity as the Federal Reserve gradually winds down its asset purchases.

Portfolio Strategy and Review

We believe free cash flow generation drives stock price performance, and the relationship with economic growth is largely tenuous. Cash generation and cash allocation are the key components of value, in our view. Because we manage a relatively focused portfolio, we keep a close eye on risk, seeking to protect against losses by remaining disciplined from a valuation perspective. We believe that market can be myopic and that time is the friend of the patient investor; that the market often misprices stocks involved in controversy and that fundamental research helps us to identify such opportunities; and that investors tend to undervalue cash flow generation and overvalue excitement.

Our investment style attempts to discern whether expectations as priced by the market are correct. Our ideal stock is a best-in-class company with durable competitive advantages and strong cash generation that is out of favor for temporary reasons. We are constantly looking for attractive risk/reward opportunities. Since these opportunities are relatively infrequent, we are willing to embrace the entire spectrum of value ideas, including lower-quality companies that can offer very high returns if our thesis plays out as expected.

The fund’s IT stocks generated double-digit gains and were the fund’s best absolute performers over the six-month period. Stock selection proved especially beneficial to results versus the MSCI World Index. Semiconductor shares, including Avago Technologies, Micron Technology, and NXP Semiconductors, were among the fund’s top overall contributors as gradually improving global economic conditions lifted the industry. We initiated a position in Japanese IT services firm Fujitsu Limited due to expected benefits from a recovery in IT spending and a restructuring of the company’s balance sheet. We eliminated our position in Cisco Systems due to concerns about management and purchased shares of semiconductor company Applied Materials, which has superior management and better growth opportunities. Overall, we believe that many of the cyclical growth opportunities in IT have been played out, but we still like a number of names for their ability to generate cash. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our health care stocks also posted exceptionally strong gains over the past six months. Stock selection and an overweight allocation boosted performance versus the MSCI World Index. Pharmaceutical firms were particularly strong, led by AstraZeneca. We originally purchased this UK-based company 18 months ago after its share price had been beaten down by patent cliff concerns and cyclical weakness in the sector. Since then, patent concerns have receded, and the sector has enjoyed a strong cyclical upswing. In addition, a takeover bid from U.S.-based rival Pfizer helped to propel the share price to recent highs. Merck was another strong contributor as the company benefited from an improved drug pipeline. Novartis shares also rose due to better pipeline data and company efforts to refocus its business portfolio with an emphasis on core businesses. We eliminated our shares in GlaxoSmithKline due to concerns about management’s execution and as part of our larger rotation out of the health care sector, where valuations for many stocks are nearing our expectations.

Our financials stocks recorded good overall gains. Stock selection helped results versus the benchmark, and an overweight allocation had little effect. Insurance stocks Aviva and Direct Line Insurance were solid contributors due to restructuring efforts and a return to growth in the UK. Spanish banking group Bankia was among the fund’s top overall contributors as Spain’s economic situation stabilized and showed signs of improvement. We eliminated our position in the stock after considerable price appreciation over the past few months and deployed the proceeds in stocks with more favorable risk/reward profiles, particularly in diversified financial services stocks such as the Netherlands’ ING Groep. We found a number of attractive opportunities in emerging markets as market sentiment moved from a very positive outlook on BRICs (Brazil, Russia, India, China) in the 2000s to a very negative outlook on the “fragile five,” or the BIITS (Brazil, India, Indonesia, Turkey, South Africa), or any of a number of other such acronyms with negative connotations. We initiated positions at very attractive prices in Brazilian exchange operator BM&FBOVESPA, Turkish bank Turkiye Halk Bankasi, Chinese utility Huaneng Power, and Brazilian loyalty program operator Multiplus. We are very excited to be able to find opportunities for our clients across the world thanks to the scale and expertise of T. Rowe Price’s independent global research platform.

Our consumer discretionary shares declined for the reporting period, and stock selection detracted from performance versus our benchmark. Automobile component suppliers GKN and TRW were relative bright spots in the sector, benefiting from a pickup in auto sales in the U.S. and Europe. We eliminated our position in Japan’s Toyota Motor, which has enjoyed a nice run since we purchased the stock at depressed valuations a couple of years ago. We established a position in Asatsu, a deep-valuation opportunity in Japan that we expect to benefit from a rebound in advertising spending and an improved balance sheet.

From a geographic perspective, we are underweight to Canada and Australia as our team is cautious on commodity prices, and we do not believe valuations are compelling. Valuations have improved in Europe but remain attractive, particularly in the southern markets that were at the heart of the sovereign debt crisis, and we are overweight the region. In Japan, we remain somewhat cautious and are not certain that long overdue monetary fiscal and structural reforms will be sufficient to drive long-term growth. Looking at Japanese stocks, we are encouraged by some attractive valuations and improving dividend payouts by many companies, and we are finding more opportunities. We are also cautious about the U.S. market due to above-average valuations, but we do not have a significant underweight given the size of the market and the concentration of our exposure.

Investment Outlook

We remain generally optimistic about the long-term prospects for global equities, thanks to good corporate earnings growth in many regions and expansive monetary policies from major central banks. The U.S. recovery, although muted, remains on course and has helped provide a favorable backdrop for global equities.

The European economic recovery is gaining momentum slowly, helped by the gradual easing of austerity measures and positive spillover effects from the ongoing U.S. recovery. Manufacturing data and gross domestic product growth have shown improvement, and it’s clear that confidence is returning gradually to the regional market, which should eventually feed consumer spending and corporate investment. Like most economic recoveries, we expect improvements will gather pace over time.

Although the recent economic reforms have successfully jump-started the Japanese economy, we believe domestic consumption, fed by wage inflation, needs to be the next growth engine. Prime Minister Abe has been applying intense pressure on corporations to raise wages in order to support the Japanese consumer and reverse a 20-year cycle of wage and price deflation. Policymakers must also deal with the economy’s profound structural challenges—including the country’s energy import dependency and its reliance on export-driven growth instead of domestic consumption—before investors can be assured that Japan is capable of leaving its lost decades behind. We are mindful that it will be a multi-year process, and, in the meantime, the market is likely to remain volatile as the efficacy and scope of Abe’s reforms are called into question.

The current environment has its challenges, not least of which are less attractive valuations as markets have risen. In our analysis, we track valuation spreads between expensive and cheap stocks, and this helps us uncover opportunities to buy cheaply valued stocks. As the sense of economic crisis has diminished, valuation spreads have declined, reducing the number of opportunities available. Selecting the right stocks is now key for outperformance. As we scour the world, we are still optimistic we can find compelling opportunities.

Our investment process is built upon fundamental research led by a global team of analysts and other investment professionals. They help us to identify undervalued companies with good prospects for appreciation. We believe this gives us a competitive advantage and should help us deliver strong returns for our clients over the coming years.

Thank you for your confidence and for investing with T. Rowe Price.

Respectfully submitted,

Sebastien Mallet
Chairman of the fund’s Investment Advisory Committee

May 19, 2014

The committee chairman has day-to-day responsibility for managing the fund and works with committee members in developing and executing the fund’s investment program.

Risks of International Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified periods in categories defined by Lipper Inc.

MSCI World Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Global Value Equity Fund

Performance Comparison

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Global Value Equity Fund
(Unaudited)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Global Value Equity Fund
April 30, 2014 (Unaudited)

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended April 30, 2014. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 4/30/14	Value 10/31/13
T. Rowe Price Reserve Investment Fund, 0.06%	¤	¤	$ -	$ 84	$ 110
Totals			$ -	$ 84	$ 110

¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 84
Dividend income	-
Interest income	-
Investment income	$ -
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Global Value Equity Fund
April 30, 2014 (Unaudited)
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $7,749)	$	9,736
Receivable for investment securities sold		81
Cash		25
Dividends receivable		18
Due from affiliates		12
Other assets		72
Total assets		9,944
Liabilities		
Payable for investment securities purchased		106
Due to affiliates		12
Unrealized loss on forward currency exchange contracts		4
Other liabilities		46
Total liabilities		168
NET ASSETS	**$**	**9,776**
Net Assets Consist of:		
Undistributed net investment income	$	40
Accumulated undistributed net realized gain		753
Net unrealized gain		1,984
Paid-in capital applicable to 700,000 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		6,999
NET ASSETS	**$**	**9,776**
NET ASSET VALUE PER SHARE	**$**	**13.97**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Global Value Equity Fund
(Unaudited)
($000s)

6 Months Ended 4/30/14
Investment Income (Loss)	
Interest and Dividend income	$ 98
Expenses	
Investment management	31
Prospectus and shareholder reports	4
Custody and accounting	87
Registration	2
Legal and audit	14
Miscellaneous	6
Reductions of fees and expenses	
Investment management fees waived	(31)
Expenses reimbursed by manager	(77)
Total expenses	36
Net investment income	62
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	745
Foreign currency transactions	19
Net realized gain	764
Change in net unrealized gain / loss	
Securities	18
Other assets and liabilities denominated in foreign currencies	(4)
Change in net unrealized gain / loss	14
Net realized and unrealized gain / loss	778
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 840**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Global Value Equity Fund
(Unaudited)
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Global Value Equity Fund
April 30, 2014 (Unaudited)

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Global Value Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on July 26, 2012. The fund seeks long-term capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2014:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2014.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended April 30, 2014, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

As of April 30, 2014, the fund held foreign exchange derivatives with a fair value of $4,000 included in Unrealized loss on forward currency exchange contracts, on the accompanying Statement of Assets and Liabilities.

Additionally, during the six months ended April 30, 2014, the fund recognized $19,000 of realized gain on Foreign Currency Transactions and a $4,000 change in unrealized gain/ loss on Foreign Currency Transactions related to its investments in foreign exchange derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of April 30, 2014, no collateral was pledged by either the fund or counterparties for bilateral derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended April 30, 2014, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 3% and 5% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $73,554,000 and $165,164,000, respectively, for the six months ended April 30, 2014.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

At April 30, 2014, the cost of investments for federal income tax purposes was $7,758,000. Net unrealized gain aggregated $1,975,000 at period-end, of which $2,067,000 related to appreciated investments and $92,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund was also subject to a contractual expense limitation through February 29, 2016. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.75%. The fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver. Pursuant to this agreement, management fees in the amount of $31,000 were waived and expenses in the amount of $77,000 were reimbursed by Price Associates during the six months ended April 30, 2014. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $455,000 remain subject to repayment by the fund at April 30, 2014.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended April 30, 2014, expenses incurred pursuant to these service agreements were $72,000 for Price Associates and $0 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2014, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 700,000 shares of the fund, representing 100% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On April 30, 2014, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract and Subadvisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month and one-year returns, as well as the fund’s average annualized total return since inception, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and in light of the fund’s relatively limited operating history, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had not achieved sufficient scale to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services based on the fund’s average daily net assets and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor). Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. The Board concluded that the advisory fee structure for the fund continued to be appropriate.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio (after including management fee waivers and/or expenses paid by the Advisor pursuant to the expense limitation) were below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 16, 2014